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Exhibit 99.1

April 11, 2002 Office of the Chief Accountant Securities and Exchange Commission 450 Fifth Street, N.W. Washington, D.C. 20549	Arthur Andersen LLP 35 West Monroe Street Chicago IL 60603-5385 Tel 312-580-0033 www.andersen.com

Dear Sir:

        We have read Item 4 included in the Form 8-K, dated April 11, 2002 of Focal Communications Corporation filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

Arthur Andersen LLP

cc: M. Jay Sinder, CFO, Focal Communications Corporation

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  Exhibit 99.1